UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2003

ANNUITY AND LIFE RE (HOLDINGS), LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	1-16561	Not Applicable

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cumberland House, 1 Victoria Street, Hamilton, Bermuda	HM 11

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 296-7667

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

     99.1 Press Release dated August 7, 2003.

Item 12. Results of Operations and Financial Condition.

     On August 7, 2003, the Company issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release disclosed material non-public information regarding certain transactions that will impact the Company’s anticipated financial results for the three month period ended June 30, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNUITY AND LIFE RE (HOLDINGS), LTD.

Date: August 7, 2003	By: /s/ John F. Burke

John F. Burke Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

     99.1 Press Release dated August 7, 2003